Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102
                                 (800) 451-6788

                                February 11, 1997

Dear Shareholder:

         The Annual Meeting of Shareholders is to be held at 3:00 p.m. on Thursday, March 13, 1997, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope-postage prepaid-in which to return your proxy are enclosed.

         At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class III Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants, and a proposal to amend the Fund's charter documents to increase the number of authorized shares of common stock. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

         Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

Laurence S. Freedman
Chairman

Brian M. Sherman
President

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 13, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 13, 1997, at 3:00 p.m., for the following purposes:

         (1) To elect five Directors to serve as Class III Directors for a three-year term;

         (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

         (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997;

         (4) To amend the Fund's charter to increase the number of authorized shares of common stock; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                           By Order of the Board of Directors,
                                           Roy M. Randall, Secretary

Newark, New Jersey
February 11, 1997

IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                 PROXY STATEMENT
                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

                                   -----------

                         Annual Meeting of Shareholders
                                 March 13, 1997

                                   -----------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 13, 1997, at 3:00 p.m. The approximate mailing date for this Proxy Statement is February 11, 1997.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2 and 3. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

         The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                     Solicitation of            Solicitation of
                                                     Vote of Common           Vote of Preferred
                                                      Stockholders         Stockholders (Series A-I)
                                                      ------------         -------------------------

Proposal 1:
Election of Class III Directors.................            Yes                      No
Proposal 2:
Election of Preferred Directors.................            No                       Yes
Proposal 3:
Selection of Independent Public Accountants.....            Yes                      Yes
Proposal 4:
Amendment to Charter to Increase the
   Number of Authorized Shares of
   Common Stock.................................            Yes                      No



         The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1997, the Fund had outstanding 194,559,755.70 shares of common stock, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially own more than five percent of the outstanding shares of common or preferred stock of the Fund.

         The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1996 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, Telephone: 1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

         The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Sir Roden Cutler, David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh and William J. Potter, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2000 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

         It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class III for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

         The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                      Shares of
                                                                                                                        Common
                                                                                                                        Stock
                                                                                                                      Beneficially
                                                      Present Office with                                              Owned and
                                                      the Fund, Principal                                             % of Total
          Name and Address                         Occupation or Employment                           Director        Outstanding
    of each Director or Nominee                        and Directorships                     Age       Since         on 10/31/96 (1)
    ---------------------------                        -----------------                     ---       -----         ---------------

        Class I (Term Expiring at the Annual Meeting to be held in 1998)

Anthony E. Aaronson (+)                   Director, The First Australia Fund, Inc. (since     60       1986                -
116 South Anita Avenue                    1985); Tony Aaronson (textile agent) (since
Los Angeles, CA 90049                     1993); Vice President, Fortune Fashions
                                          (1992-1993); President, Fashion Fabric Division,
                                          Forrest Fabrics (textiles) (August 1991-1992);
                                          Director, PKE Incorporated (consulting company)
                                          (1988-1990); Director, Textile Association of Los
                                          Angeles (1990-1993); Vice President, Textile
                                          Association of Los Angeles (1996-1997);
                                          Director, O.T.C. Sales, Emday Fabrics Co.
                                          (textiles) (1986-1991); Executive Vice-President
                                          and Secretary-Treasurer, J&J Textiles Inc.
                                          (1982-1986).


                                        2





Roger C. Maddock*                         Director, The First Australia Fund, Inc. (since     46       1992                -
Union House, Union Street                 1992) and The First Commonwealth Fund, Inc.
St. Helier, Jersey                        (since 1992); Chairman and Managing Director,
Channel Islands JE4 8TQ                   EquitiLink International Management Limited
United Kingdom                            (since 1985); Partner, Jackson Fox, Chartered
                                          Accountants (since 1981); Director, Worthy
                                          Trust Company Limited (since 1993); Director,
                                          Professional Consultancy Services Limited (since
                                          1983); Director, Hollywell Spring, Limited (since
                                          1987); Director, The EquitiLink Private Gold
                                          Investment Fund Limited (since 1992); Director,
                                          CentraLink-EquitiLink Investment Company
                                          Limited (since 1994).

John T. Sheehy (+)                        Director, The First Australia Fund, Inc. (since     54       1986                -
6920 Koll Center Parkway                  1985), First Australia Prime Income Investment
Suite 225                                 Company Limited (since 1986) and The First
Pleasanton, CA 94566                      Commonwealth Fund, Inc. (since 1992);
                                          Managing Director, Black & Company
                                          (broker-dealer and investment bankers); Director,
                                          Greater Pacific Food Holdings, Inc. (food
                                          industry investment company) (since 1993);
                                          Partner, Sphere Capital Partners (corporate
                                          consulting) (since 1987); Director, Sphere Capital
                                          Advisors (investment adviser); Director, Sandy
                                          Corporation (corporate consulting,
                                          communication and training) (since 1986);
                                          Associate Director, Bear, Stearns & Co. Inc.
                                          (1985-1987); previously, Limited Partner, Bear,
                                          Stearns & Co. Inc.

        Class II (Term Expiring at the Annual Meeting to be held in 1999)

Harry A. Jacobs, Jr.*                     Director, The First Australia Fund, Inc. (since    75        1986                6,960
One New York Plaza                        1985); Chairman and Chief Executive Officer,
New York, NY 10292                        Prudential Mutual Fund Management, Inc.
                                          (June-September 1993); Senior Director,
                                          Prudential Securities Incorporated (since 1986);
                                          previously, Chairman of the Board, Prudential
                                          Securities Incorporated (1982-1985); Chairman of
                                          the Board and Chief Executive Officer, Bache
                                          Group, Inc. (1977-1982); Trustee, The Trudeau
                                          Institute (eleemosynary); Director of 11
                                          investment companies affiliated with Prudential
                                          Securities Incorporated.


                                        3





Rt. Hon. Malcolm Fraser,                  Director, The First Australia Fund, Inc. (since    66        1986                -
  A.C., C.H. (++)                         1985), First Australia Prime Income Investment
55 Collins Street                         Company Limited (since 1986) and The First
Melbourne, Victoria 3000                  Commonwealth Fund, Inc. (since 1992); Partner,
Australia                                 Nareen Pastoral Company (agriculture); Fellow,
                                          Center for International Affairs, Harvard
                                          University; International Council of Associates,
                                          Claremont University; Member, ANZ
                                          International Board of Advice (1987-1993);
                                          InterAction Council for Former Heads of
                                          Government (1987-1993); Co-Chairman,
                                          Commonwealth Eminent Persons Group on
                                          Southern Africa (1985-1986); Chairman, United
                                          Nations Committee on African Commodity
                                          Problems (1989-1990); Consultant, The
                                          Prudential Insurance Company of America;
                                          International Consultant on Political, Economic
                                          and Strategic Affairs (since 1983);
                                          Parliamentarian-Prime Minister of Australia
                                          (1975-1983).

Brian M. Sherman*                         President and Director of the Fund; President and  53        1986                -
Level 3                                   Director, The First Australia Fund, Inc. (since
190 George Street                         1985); Joint Managing Director (since 1986) and
Sydney, N.S.W. 2000                       Chairman (since 1985), First Australia Prime
Australia                                 Income Investment Company Limited; Sole Vice
                                          President and Director (since 1992) and
                                          Chairman (since 1995), The First Commonwealth
                                          Fund, Inc.; Chairman and Joint Managing
                                          Director, EquitiLink Limited (since 1986);
                                          Chairman and Joint Managing Director,
                                          EquitiLink Australia Limited (since 1981);
                                          Director, EquitiLink International Management
                                          Limited (since 1985); Joint Managing Director,
                                          MaxiLink Limited (since 1987); Executive
                                          Director, MaxiLink Securities Limited (since
                                          1987); Director, First Resources Development
                                          Fund Limited (since 1994); Director, Ten Group
                                          Limited (since 1994); Director, Telecasters North
                                          Queensland Limited (since 1993); Director,
                                          Sydney Organizing Committee for the Olympic
                                          Games; Fund and Portfolio Manager, Westpac
                                          Banking Corporation (1976-1981);
                                          Manager-Investments, Outwich Limited (an
                                          affiliate of Baring Brothers & Co. Ltd.)
                                          (merchant bank) (1972-1976).


                                        4





Howard A. Knight                           Director, The First Australia Fund, Inc.          54        1993                -
87 Cadogan Gardens                         (since 1993); Director and Vice Chairman,
Suite #1                                   Scandinavian Broadcasting System S.A.
London SW3 2RD                             (television and radio broadcasting) (since July
United Kingdom                             1996); Private Investor Consultant (1994-1996);
                                           President of Investment Banking, Equity
                                           Transactions and Corporate Strategy, Prudential
                                           Securities Incorporated (1991-1994); formerly
                                           Chairman and Chief Executive Officer, Avalon
                                           Corporation (1984-1990); Managing Director,
                                           President and Chief Executive Officer, Weeks
                                           Petroleum Limited (1982-1984); General
                                           Counsel, member of the Executive Committee
                                           and Director, Farrell Lines Incorporated
                                           (1976-1982); Partner, Cummings & Lockwood
                                           (1963-1976).

Peter D. Sacks (+)                          Director, The First Commonwealth Fund, Inc.      51        1993                -
33 Yonge Street                             (since 1992); President and Director, Toron
Suite 706                                   Capital Markets, Inc. (currency, interest rate and
Toronto, Ontario M5E 1G4                    commodity risk management) (since 1988); Vice
Canada                                      President and Treasurer, Midland Bank Canada
                                            (1987-1988); Vice President and Treasurer,
                                            Chase Manhattan Bank of Canada (1985-1987).

                  Class III (Current Directors and Nominees for a Term Expiring at the Annual Meeting to be held in 2000)

Sir Roden Cutler, V.C.,                     Director, The First Australia Fund, Inc. (since  80        1986                -
  A.K., K.C.M.G.,                           1985); Chairman (1986-1995) and Director (since
  K.C.V.O., C.B.E.,                         1986), First Australia Prime Income Investment
  K.St.J. (++)                              Company Limited; Chairman (1992-1995) and
22 Ginahgulla Road                          Director (since 1992), The First Commonwealth
Bellevue Hill, N.S.W. 2023                  Fund, Inc.; Australia Director, Rothmans
Australia                                   Holding Ltd. (formerly Rothmans Pall Mall)
                                            (tobacco) (1981-1994); Chairman, State Bank of
                                            New South Wales (1981-1986); Governor of New
                                            South Wales, Australia (1966-1981).


                                        5





David Lindsay Elsum (++)                    Director, The First Australia Fund, Inc. (since  59        1986                -
9 May Grove                                 1985), First Australia Prime Income Investment
South Yarra, Victoria 3141                  Company Limited (since 1986) and The First
Australia                                   Commonwealth Fund, Inc. (since 1992);
                                            Chairman, Health Computing Services Limited;
                                            Director, MaxiLink Ltd.; President, State
                                            Superannuation Fund of Victoria (1986-1993);
                                            Director, IlTec Limited (1993- 1996); Managing
                                            Director, The MLC Limited (insurance)
                                            (1984-1985); Managing Director, Renison
                                            Goldfields Consolidated Limited (mining)
                                            (1983-1984); Member, Corporations and
                                            Securities Panel of the Australian Securities
                                            Commission; Chairman, Queen Victoria Market;
                                            Director, First Resources Development Fund;
                                            Chairman, Melbourne Wholesale Fish Market
                                            Ltd.; Member, Administrative Appeals Tribunal.

Laurence S. Freedman*                       Sole Vice President and Director (since 1986)    53        1986                -
Level 3                                     and Chairman (since 1995) of the Fund; Sole
190 George Street                           Vice President and Director (since 1985) and
Sydney, N.S.W. 2000                         Chairman (since 1995), The First Australia Fund,
Australia                                   Inc.; Joint Managing Director, First Australia
                                            Prime Income Investment Company Limited
                                            (since 1986); President and Director, The First
                                            Commonwealth Fund, Inc. (since 1992); Founder
                                            and Joint Managing Director, EquitiLink Limited
                                            (since 1986); Joint Managing Director,
                                            EquitiLink Australia Limited (since 1981);
                                            Director, EquitiLink International Management
                                            Limited (since 1985); Chairman and Joint
                                            Managing Director, MaxiLink Limited (since
                                            1987); Executive Director, MaxiLink Securities
                                            Limited (since 1987); Chairman and Joint
                                            Managing Director, First Resources Development
                                            Fund Limited (since 1994); Director, Ten Group
                                            Limited (since 1994); Director, Telecasters North
                                            Queensland Limited (since 1993); Managing
                                            Director, Link Enterprises (International) Pty.
                                            Limited (investment management company)
                                            (since 1980); Manager of Investments, Bankers
                                            Trust Australia Limited (1978-1980); Investment
                                            Manager, Consolidated Goldfields (Australia)
                                            Limited (natural resources investments)
                                            (1975-1978).


                                        6





Michael R. Horsburgh                        Director, The First Australia Fund, Inc. (since  51        1986                -
675 Third Avenue                            1985); Director, The First Commonwealth Fund,
22nd Floor                                  Inc. (since 1994); Director and Chief Executive
New York, NY 10017                          Officer (since 1991) and Managing Director
                                            (since 1996), Carlson Investment Management,
                                            Inc.; Director, The First Hungary Fund;
                                            Managing Director, Barclays de Zoete Wedd
                                            Investment Management (U.S.A.) (1990-1991);
                                            Special Associate Director, Bear, Stearns & Co.
                                            Inc. (1989-1990); Senior Managing Director,
                                            Bear, Stearns & Co. Inc. (1985-1989); General
                                            Partner, Bear, Stearns & Co. Inc. (1981-1985);
                                            previously, Limited Partner, Bear, Stearns & Co.
                                            Inc.

William J. Potter (++)                      Director, The First Australia Fund, Inc. (since  48        1986                286
380 Lexington Avenue                        1985), The First Australia Prime Income
Suite 517                                   Investment Company Limited (since 1986) and
New York, NY 10168                          The First Commonwealth Fund, Inc. (since
                                            1992); Partner, Sphere Capital Partners
                                            (corporate consulting) (since 1989); President,
                                            Ridgewood Partners Group International Ltd.
                                            (investment banking) (since 1989); Advisor,
                                            Guardian Capital Group; Managing Director,
                                            Prudential-Bache Securities Inc. (1984-1989);
                                            Director, National Foreign Trade Association;
                                            Director, Ridgewood Capital Funding, Inc.
                                            (NASD); Director, Alexandria Bancorp Limited;
                                            Director, Battery Technologies, Inc.; Director,
                                            Compuflex Inc.; Director, Impulsora del Fondo
                                            Mexico; Director, International Panorama
                                            Resources Ltd.; Director, Voicenet, Inc.;
                                            Director, Alexandria Bancorp (banking group in
                                            Cayman Islands); Director, Canadian Health
                                            Foundation; First Vice President, Barclays Bank,
                                            plc (1982-1984); previously, various positions
                                            with Toronto Dominion Bank.


-----------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+    Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

++ Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1996. No shares of the Fund's preferred stock are owned by the Directors.

         Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

         The Board of Directors recommends that holders of common stock vote FOR the election of the five nominees to the Fund's Board of Directors.

                   PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS


         The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share.

         Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on March 14, 1996, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1998. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

         It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

         The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.




                                                                                                                      Shares of
                                                                                                                        Common
                                                                                                                        Stock
                                                                                                                      Beneficially
                                                      Present Office with                                              Owned and
                                                      the Fund, Principal                                             % of Total
          Name and Address                         Occupation or Employment                           Director        Outstanding
    of each Director or Nominee                        and Directorships                     Age       Since         on 10/31/96 (1)
    ---------------------------                        -----------------                     ---       -----         ---------------


David Manor**                            Treasurer of the Fund, The First Australia Fund,    56         1988                -
Level 3                                  Inc. and First Australia Prime Income Investment
190 George Street                        Company Limited; Director and Treasurer, The
Sydney, N.S.W. 2000                      First Commonwealth Fund, Inc.; Executive
Australia                                Director, EquitiLink Australia Limited and
                                         EquitiLink Limited (since 1986); Director,
                                         EquitiLink International Management Limited
                                         (since 1987) and EquitiLink U.S.A., Inc.

Marvin Yontef**                          Director, First Australia Prime Income              50      1989            -
P.O. Box 85                              Investment Company Limited; Partner, Stikeman,
5500 Commerce Court West                 Elliott (Canadian law firm); Director and
Toronto, Ontario M5L 1B9                 Executive Committee Member, Gordon Capital
Canada                                   Corporation (Canadian investment dealer) (since
                                         1996); Director, Pendaries Petroleum Ltd. (since
                                         1996).


-----------

** Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1996, the Preferred Directors of the Fund owned no shares of the Fund's common or preferred stock.

         Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

         The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

             PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1997. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

         Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of the firm in the Fund.

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

         The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1997.

            PROPOSAL 4: AMENDMENT OF THE FUND'S CHARTER DOCUMENTS TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK



Background

         The Fund's charter gives it the authority to issue 300,000,000 shares of stock with an aggregate par value of $3,000,000 divided into two classes of 200,000,000 shares of Common Stock, $0.01 par value per share and of 100,000,000 shares of Preferred Stock, $0.01 par value per share.

         Since the Fund's inception in 1986, through January 2, 1997, it has issued 194,559,755.70 shares of Common Stock and 24,000 shares of Preferred Stock.

         Given the fact that only 5,440,244.3 shares of Common Stock remain available for issuance, the Fund's Board of Directors, at a meeting held on December 10, 1996 adopted the following resolution: RESOLVED, that the first sentence of Article Fifth of the Fund's Charter be amended to read in its entirety as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 500,000,000 shares with an aggregate par value of $5,000,000, divided into two classes, comprised of 400,000,000 shares of Common Stock, $.01 par value per share ("Common Stock") and 100,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"); and

RESOLVED FURTHER, that the Board of Directors declare such amendment to be advisable and directs that the proposed amendment be submitted for consideration at the 1997 annual meeting of stockholders."

         The Fund issued 85,643,095 shares of common stock in connection with its initial public offering and over-allocation option in 1986. Since that time, the fund has issued an additional 108,916,660.70 shares of its Common Stock in connection with its Dividend Reinvestment Plan, stock dividends and with rights offerings undertaken in 1992, 1993, 1995 and 1996.

Reasons for the Amendment

         The Fund's Board of Directors deems it advisable to increase the authorized Common Stock of the Fund in order to permit the long-term continuance of the Dividend Reinvestment Plan and to give the Fund the flexibility to engage in such activities as further rights offerings, acquisitions or stock dividends or splits. Any issuance of additional shares of the Fund would require the Board's approval after a determination that the proposed issuance of shares would be in the best interest of the Fund's stockholders.

         Through January 2, 1997, the Fund has issued 194,559,755.70 shares of its common stock under its Dividend Reinvestment Plan. The Fund has also had four previous rights offerings, as a result of which the Fund raised an aggregate $804,062,331. The rights offerings also supported issuance of $600,000,000 of Auction Market Preferred Stock, the issuance of which has favorably affected the Fund's total return to holders of its common stock. Although the Fund's cash distribution rate has decreased in the past four years reflecting generally declining interest rates in Australia, the tactical investment of the proceeds from the rights offerings has served to temper reductions in the cash distribution rate over that period by permitting the Fund to restructure its portfolio without having to recognize capital losses or sell securities with positive characteristics, such as relatively favorable interest rates.

         Rights offerings were made in 1992 and 1993 for the stated purposes of giving the Fund the flexibility to adjust the average maturity of its portfolio, and to make appropriate tactical adjustments to its portfolio, to permit it to increase its investments in the Australian dollar Eurobond market and, if possible, to reduce the Fund's expense ratio. The purpose of the 1995 rights offering was to increase Fund assets available for investment in the Australian and New Zealand bond markets in light of the higher yields available compared with U.S. dollar-denominated investments of similar quality. The Fund also sought to emphasize investments in the Eurobond markets and to provide a modest reduction in the Fund's expense ratio. The 1996 rights offering was undertaken to capture capital gains to be used to supplement investment income and offset unrealized portfolio losses in the Fund's portfolio. As was the case with prior rights offerings, the 1996 rights offering was also expected to permit the Fund to emphasize Eurobond investments and to result in a further decline in the Fund's expense ratio.

         Each of the rights offerings was approved by the Fund's Board of Directors, based in part on the deliberations and favorable recommendation of a board committee appointed to review each proposal in depth.

         In the case of the 1992 rights offering and the 1995 rights offering, the Fund used the proceeds to capture higher yields then available for long-term securities, and in 1993, the Fund sought to reduce its exposure to long-term securities in order to reduce the volatility in its NAV in a period of changing market conditions. Overall, the Fund's investment in Australian dollar-denominated Eurobonds ("Eurobonds") rose from 15.8% of its total assets at October 31, 1992, immediately prior to the investment of the proceeds of the 1992 rights offering, to 24% of the Fund's total assets at January 31, 1994, the last day of the quarter in which the proceeds of the 1993 offer were invested. Prior to the investment of the proceeds of the 1995 rights offering at April 30, 1995, 33.8% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of that offering at July 31, 1995, the Fund's holding in Eurobonds represented 36.9% of its assets and following investment of the proceeds of the 1996 rights offering, at July 31, 1996, the Fund's holdings in Eurobonds represented 34.4% of its assets.

         For the four fiscal years ended October 31, 1996, 1995, 1994, 1993 and 1992, the Fund's expense rations were, respectively, 1.29%, 1.47%, 1.41%, 1.44% and 1.43%, compared with expense ratios of 1.59% and 1.54% for the 1991 and 1990 fiscal years. In the opinions of the Investment Manager and Investment Adviser, the expense ratios for the 1996, 1995, 1994, 1993 and 1992 fiscal years (which are the fiscal years in which the proceeds of the 1996, 1995, 1993 and 1992 rights offerings were invested) were favorably affected by the rights offerings.

         Should the Fund determine to undertake a rights offering in the future, shareholders who do not participate would experience some dilution of their interests. Although the Fund has sought in the past to restrict dilution occasioned by rights offerings, the extent of dilution will always depend on the amount, if any, by which the subscription price at which shares may be purchased represents a discount to NAV on the date new shares are issued. Although the 1992 rights offering had an anti-dilutive effect of $0.03 per share, dilution in the case of the 1993, 1995 and 1996 rights offerings was, respectively, $0.10 per share, $0.35 per share and $0.40 per share.

         The Board of Directors recommends that the holders of its common stock vote FOR the amendment to the Fund's charter to increase the number of shares of its authorized common stock.

                                  OTHER MATTERS

         The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                FURTHER INFORMATION ABOUT DIRECTORS AND OFFICERS


 Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

         During the Fund's fiscal year ended October 31, 1996, the Board of Directors held four regularly scheduled meetings and two special meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all the Committees of the Board on which he served, except Mr. Aaronson who attended only one of the two Audit Committee Meetings. Messrs. Knight and Yontef, who attended at least 75% of the regularly scheduled meetings, missed one or both of the special meetings, both of which were called on short notice. Mr. Calvert-Jones attended one regular meeting and one special meeting of the Board prior to his resignation from the Board at the June 13, 1996 meeting. Mr. Calvert Jones was replaced by Mr. Neville Miles at the September 12, 1996 meeting.

 Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian
M. Sherman, President; Laurence S. Freedman, Vice President; David Manor, Treasurer; Ouma Sananikome-Fletcher (age 38), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 35), Assistant Treasurer; Eugene S. Stark (age 38), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 35), Assistant Treasurer; Roy M. Randall (age 60), Secretary; Allan S. Mostoff (age 64), Assistant Secretary; and Margaret A. Bancroft (age
58), Assistant Secretary.

         The respective principal occupations of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class III Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2:
Election of Preferred Directors"; Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Australia Limited (since 1993) and Solicitor, Allen, Allen & Hemsley (1986-1993); Eugene S. Stark, First Vice President, Prudential Mutual Fund Management, Inc. (since 1990); Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm); Allan S. Mostoff and Margaret
A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

 Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated December 15, 1992.

         The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

         Messrs. Freedman, Sherman and Manor, all Directors of the Fund, also serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Limited, of which Messrs. Maddock and Manor are also shareholders.

         During the fiscal year ended October 31, 1996, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $240,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

 Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               Compensation Table
                           Fiscal Year Ended 10/31/96



                                                                                                                          Total
                                                                               Pension or            Estimated        Compensation
                                                         Aggregate             Retirement              Annual        From Registrant
                                                       Compensation         Benefits Accrued          Benefits          and Fund
                                                           From                As Part of               Upon          Complex Paid
Name of Person, Position                                Registrant            Fund Expenses          Retirement       to Directors
------------------------                                ----------            -------------          ----------       ------------

Anthony E. Aaronson................................       $13,750                   N/A                  N/A          $21,250(2)
J. Calvert-Jones (through Sept. 1996)..............        10,313                   N/A                  N/A           15,938(2)
Sir Roden Cutler ..................................        13,750                   N/A                  N/A           29,250(3)
David Lindsay Elsum................................        13,750                   N/A                  N/A           29,250(3)
Rt. Hon. Malcolm Fraser............................        13,750                   N/A                  N/A           29,250(3)
Laurence S. Freedman ..............................          0                      N/A                  N/A                0(3)
Michael R. Horsburgh ..............................        13,750                   N/A                  N/A           29,250(3)
Harry A. Jacobs, Jr. ..............................          0                      N/A                  N/A                0(2)
Howard A. Knight ..................................        13,750                   N/A                  N/A           21,250(2)
Roger C. Maddock ..................................          0                      N/A                  N/A                0(3)
Neville Miles (since Sept. 1996) ..................         3,438                   N/A                  N/A            5,313(2)
William J. Potter..................................        13,750                   N/A                  N/A           29,250(3)
Peter D. Sacks ....................................        13,750                   N/A                  N/A           21,750(2)
John T. Sheehy ....................................        13,750                   N/A                  N/A           29,250(3)
Brian M. Sherman ..................................          0                      N/A                  N/A                0(3)
Preferred Directors:
David Manor........................................          0                      N/A                  N/A                 (2)
Marvin Yontef......................................       13,750                    N/A                  N/A           13,750(1)



                             ADDITIONAL INFORMATION



 Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $29,000 by the Fund and the Fund will reimburse SCC for its related expenses.

 Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 11, 1997. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         The Fund has received an opinion of Maryland counsel that addresses the validity, under the applicable law of the State of Maryland, of authorization to execute a proxy given orally. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given.

 Vote Required. The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Fund is required to constitute a quorum at the Meeting. Approval of the election of Class III Directors of the Board of Directors (Proposal 1) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented by proxy at the Meeting. Ratification of the selection of independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's charter documents to increase the number of authorized shares of common stock (Proposal
4) will require the affirmative vote of the holders of a majority of the outstanding shares of the common stock. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

 Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1998 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 26, 1997.

                                            By Order of the Board of Directors,
                                            Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
February 11, 1997

                                                                     APPENDIX A

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC
                     PROPOSED AMENDMENT TO CHARTER DOCUMENTS



         FIRST: Immediately prior to the filing of these Articles of Amendment, the total number of shares of all classes which the Corporation had the authority to issue was 300,000,000 shares of stock with an aggregate par value of $3,000,000 divided into two classes of shares: 200,000,000 shares of Common Stock, $0.01 par value per share and 100,000,000 shares of Preferred Stock, $0.01 par value per share.

         SECOND: The first sentence of Article Fifth of the Charter of the Corporation is hereby amended to read: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 500,000,000 shares with an aggregate par value of $5,000,000, divided into two classes comprised of 400,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock") and 100,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock")."

                                  COMMON STOCK

             PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders-March 13, 1997

        The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on March 13, 1997, at 3:00 p.m., New York City time, and any adjournment thereof.

        Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).

1. The election of five Directors to serve as Class III Directors for a three-year term:

     FOR all nominees listed below                  WITHHOLD AUTHORITY
     (except as marked to the                 to vote for all nominees listed
     contrary below  [_]                      below [_]

     Nominees: Sir Roden Cutler, David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh and William J. Potter.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)


-------------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                         |_| FOR |_| AGAINST |_| ABSTAIN



4. Approval of the proposed amendment to the Fund's charter to increase the number of authorized shares of common stock.

                         |_| FOR |_| AGAINST |_| ABSTAIN



5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                            Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or status.



                            --------------------------------------------------
                            (Signature of Shareholder)



                            --------------------------------------------------
                            (Signature of Joint Tenant, if any)
                            Date   , 1997


            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

                            AUCTION MARKET PREFERRED
                                STOCK, SERIES A-I

             PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders-March 13, 1997

        The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series A-I, of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on March 13, 1997, at 3:00 p.m., New York City time, and any adjournment thereof.

        Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3) and (4).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below                 WITHHOLD AUTHORITY
     (except as marked to the contrary        to vote for all nominees listed
     below)   [__]                            below  [__]

                    Nominees: David Manor and Marvin Yontef.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)


-------------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                         |_| FOR |_| AGAINST |_| ABSTAIN



4. Approval of the proposed amendment to the Fund's charter to increase the number of authorized shares of common stock.

                         |_| FOR |_| AGAINST |_| ABSTAIN



5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                             Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or status.



                             --------------------------------------------------
                             (Signature of Shareholder)



                             --------------------------------------------------
                             (Signature of Joint Tenant, if any)

                             Date   , 1997

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED